UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Aberdeen Global Premier Properties Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ABERDEEN GLOBAL PREMIER PROPERTIES FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To be held on May 6, 2020

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Aberdeen Global Premier Properties Fund (the "Fund") (the "Annual Meeting") will be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on May 6, 2020 at 11:00 a.m., eastern time.

The purpose of the Annual Meeting is to consider and act upon the following proposal (the "Annual Meeting Proposal") and to consider and act upon such other matters as may properly come before the Annual Meeting or any adjournments or postponements thereof:

•  To elect two Class III Trustees to serve for a three-year term.

The Annual Meeting Proposal is discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Annual Meeting if you owned shares of the Fund at the close of business on February 27, 2020 (the "Record Date"). If you attend the Annual Meeting, you may vote your shares in person. Even if you expect to attend the Annual Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Annual Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Annual Meeting must present photo identification. If you plan to attend the Annual Meeting, we ask that you call us in advance at 1-800-522-5465.

As a precaution due to the outbreak of Coronavirus Disease 19 (COVID-19), we are planning for the possibility that there may be additional procedures or limitations on attending the Annual Meeting in person, or we may decide to hold the Annual Meeting in a different location or solely by the means of remote communication (i.e., virtual-only meeting). We plan to announce any such changes via press release, which will be posted on the Fund's website at http://www.aberdeenawp.com and which will be filed with the Securities and Exchange Commission. Shareholders are encouraged to check the Fund's website prior to the Annual Meeting if planning to attend. The Fund will also take all reasonable steps necessary to inform other intermediaries in the proxy process and other relevant market participants of any such changes.

This notice and related proxy materials are first being mailed to shareholders on or about March 23, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 6, 2020: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at https://www.aberdeenawp.com. On this website, you will be able to access the Notice, the Proxy

Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

/s/ Megan Kennedy
Megan Kennedy
Vice President and Secretary
Aberdeen Global Premier Properties Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE ANNUAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE ANNUAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

March 17, 2020
Philadelphia, Pennsylvania

ABERDEEN GLOBAL PREMIER PROPERTIES FUND
1900 Market Street, Suite 200
Philadelphia, PA 19103

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be held on May 6, 2020

TO THE SHAREHOLDERS:

NOTICE IS HEREBY GIVEN that a special meeting of shareholders of Aberdeen Global Premier Properties Fund, a Delaware statutory trust (the "Fund") (the "Special Meeting"), will be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on May 6, 2020 at 11:30 a.m., eastern time.

The purpose of the Special Meeting is to consider and act upon the following proposals (the "Special Meeting Proposals") and to consider and act upon such other matters as may properly come before the Special Meeting or any adjournments or postponements thereof:

1.  To amend the Fund's fundamental investment objectives ("Proposal 1"); and

2.  To amend the Fund's fundamental investment restriction related to borrowing ("Proposal 2").

The Special Meeting Proposals are discussed in greater detail in the enclosed Proxy Statement. You are entitled to notice of, and to vote at, the Special Meeting if you owned shares of the Fund at the close of business on February 27, 2020 (the "Record Date"). If you attend the Special Meeting, you may vote your shares in person. Even if you expect to attend the Special Meeting, please complete, date, sign and return the enclosed proxy card in the enclosed postage-paid envelope or authorize your proxy by telephone or through the Internet.

We will admit to the Special Meeting (1) all shareholders of record on the Record Date, (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. All persons wishing to be admitted to the Special Meeting must present photo identification. If you plan to attend the Special Meeting, we ask that you call us in advance at 1-800-522-5465.

As a precaution due to the outbreak of Coronavirus Disease 19 (COVID-19), we are planning for the possibility that there may be additional procedures or limitations on attending the Special Meeting in person, or we may decide to hold the Special Meeting in a different location or solely by the means of remote communication (i.e., virtual-only meeting). We plan to announce any such changes via press release, which will be posted on the Fund's website at http://www.aberdeenawp.com and which will be filed with the Securities and Exchange Commission. Shareholders are encouraged to check the Fund's website prior to the Special Meeting if planning to attend. The Fund will also take all reasonable steps necessary to inform other intermediaries in the proxy process and other relevant market participants of any such changes.

This notice and related proxy materials are first being mailed to shareholders on or about March 23, 2020.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on May 6, 2020: This Notice, the Proxy Statement and the form of proxy card are available on the Internet at https://www.aberdeenawp.com. On this website, you will be able to access the Notice, the Proxy Statement, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

By order of the Board of Trustees,

/s/ Megan Kennedy
Megan Kennedy
Vice President and Secretary
Aberdeen Global Premier Properties Fund

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE SPECIAL MEETING. ACCORDINGLY, YOU ARE REQUESTED TO PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD FOR THE SPECIAL MEETING PROMPTLY, OR TO AUTHORIZE THE PROXY VOTE BY TELEPHONE OR THROUGH THE INTERNET PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT YOUR PROXY CARD BE RETURNED PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

March 17, 2020
Philadelphia, Pennsylvania

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

1.  Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.  Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

3.  Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

REGISTRATION	VALID SIGNATURES

Corporate Accounts

(1) ABC Corp.	ABC Corp. (by John Doe, Treasurer)
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts

(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d/ 12/28/78	Jane B. Doe

Custodian or Estate Accounts

(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith Estate of Jane Smith	John B. Smith, Executor

ABERDEEN GLOBAL PREMIER PROPERTIES FUND
(the "Fund")

1900 Market Street, Suite 200
Philadelphia, PA 19103

PROXY STATEMENT

For the Annual and Special Meetings of Shareholders
to be held on May 6, 2020

This Proxy Statement is furnished in connection with the solicitation of proxies by the Fund's Board of Trustees (the "Board", with members of the Board being referred to as "Trustees") to be voted at the annual meeting of shareholders of the Fund (the "Annual Meeting") and a special meeting of shareholders of the Fund (the "Special Meeting") (the Annual Meeting and Special Meeting, each a "Meeting," and together the "Meetings") to be held at the offices of Aberdeen Standard Investments Inc. located at 1900 Market Street, Suite 200, Philadelphia, PA 19103, on May 6, 2020 at 11:00 a.m. and 11:30 a.m., eastern time, respectively, and at any adjournments or postponements thereof. A Notice of Annual Meeting of Shareholders, a Notice of Special Meeting of Shareholders and proxy cards (each a "Proxy Card") accompany this Proxy Statement. This Proxy Statement is first being mailed on or about March 23, 2020 to shareholders of record as of February 27, 2020.

The purpose of the Meetings is to seek shareholder approval of the following proposals (each a "Proposal"):

At the Annual Meeting:

1.  To elect two Class III Trustees to serve for a three-year term (the "Annual Meeting Proposal").

At the Special Meeting:

1.  Amend the Fund's fundamental investment objectives ("Proposal 1"); and

2.  Amend the Fund's fundamental investment restriction related to borrowing ("Proposal 2" and together with Proposal 1, the "Special Meeting Proposals").

All properly executed proxies received prior to a Meeting will be voted at that Meeting, or at any adjournments or postponements thereof, in accordance with the instructions marked on the Proxy Card. Unless instructions to the contrary are marked on the Proxy Card, Proxies received will be voted "FOR" the Annual Meeting Proposal and each Special Meeting Proposal. The persons named as proxy holders on the Proxy Card will vote in their discretion on any other matters that may properly come before the Meetings or any adjournments or postponements thereof. Any proxy may be revoked at any time prior to its exercise by submitting a properly executed, subsequently dated Proxy Card or by attending a Meeting and voting in person. Shareholders may authorize proxy voting by using the enclosed Proxy Card along with the enclosed envelope with pre-paid postage. Shareholders may also authorize proxy voting by telephone or through the internet by following the instructions contained on their Proxy Card. Shareholders do not have dissenter's rights of appraisal in connection with any of the matters to be voted on by the shareholders at the Meetings.

In order to transact business at the Meetings, a "quorum" must be present. Under the Fund's Agreement and Declaration of Trust, a quorum is constituted by the presence in person or by proxy of shareholders representing a majority of the outstanding shares of the Fund on the record date entitled to vote on a matter. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that they have not received instructions from the beneficial owners on an item for which the brokers or nominees do not have discretionary power to vote) will be treated as present for determining whether a quorum is present with respect to a particular matter at the Meeting.

The election of a Trustee to the Board at the Annual Meeting requires the affirmative vote of a plurality of the shares entitled to vote for the election of any Trustee present in person or represented by proxy at the Annual Meeting with a quorum present. Under a plurality vote, the nominees who receive the highest number of votes will be elected even if they receive less than a majority of the votes. For purposes of the election of Trustees, abstentions and broker non-votes will be counted as shares present for quorum purposes, but will not be treated as votes cast. Abstentions and broker non-votes, therefore, will have no effect on the election of each Class III Trustee. All properly executed proxies received prior to the Annual Meeting will be voted, at the Annual Meeting or at any adjournments or postponements thereof, in accordance with the instructions marked thereon. Proxies received prior to the Annual Meeting on which no vote is indicated will be voted "FOR" the election of each Class III Trustee.

Approval of each of Proposals 1 and 2 at the Special Meeting requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). This means the lesser of (1) 67% or more of the shares of the Fund present at the Special Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present and will have the effect of votes "against" the Special Meeting Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly. Proposals 1 and 2 are not contingent upon each other. If either Proposal 1 or 2 is not approved by shareholders, the Fund will make those changes that were approved by shareholders and will not implement the changes that did not receive shareholder approval. If neither Proposal 1 nor Proposal 2 is approved, the Fund will continue to operate pursuant to its current investment objectives and fundamental investment restriction related to borrowing.

Brokers holding shares of the Fund in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the Meetings. Under the rules of the New York Stock Exchange ("NYSE"), such brokers may, for certain "routine" matters, grant discretionary authority to the proxies designated by the Board to vote if no instructions have been received from their customers and clients prior to the date specified in the brokers' request for voting instructions. The Annual Meeting Proposal is a "routine" matter and accordingly beneficial owners who do not provide proxy instructions or who do not return a proxy card may have their shares voted by broker-dealer firms in favor of the Annual Meeting Proposal. Under the NYSE rules a broker member may not, in connection with certain, non-routine matters, such as the approvals sought under Proposals 1 and 2, authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters because the broker did not receive instructions are called "broker non-votes." With respect to each Proposal 1 and 2, broker non-votes and abstentions will have the same effect as a vote against such Proposal, although they will be considered present for purposes of determining the presence of a quorum at the Special Meeting.

The chairman of the Meeting shall have the power to adjourn the Meetings without further notice other than announcement at the Meetings. The Board of Trustees also has the power to postpone the Meetings to a later date and/or time in advance of the Meetings. Abstentions and broker non-votes will have the same effect at any adjourned or postponed meeting as noted above. Any business that might have been transacted at the Meetings may be transacted at any such adjourned or postponed session(s) at which a quorum is present. If a quorum is present, a shareholder vote may be taken on one or more of the Proposals properly brought before a Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate.

Written notice of an adjournment of a Meeting, stating the place, date and hour thereof, shall be given to each shareholder entitled to vote thereat at least ten (10) days prior to the Meeting, if the Meeting is adjourned to a date more than one hundred thirty (130) days after the original Record Date set for the Meeting.

We will admit to the Meetings (1) all shareholders of record on February 27, 2020 (the "Record Date"), (2) persons holding proof of beneficial ownership at the Record Date, such as a letter or account statement from the person's broker, (3) persons who have been granted proxies, and (4) such other persons that we, in our sole discretion, may elect to admit. To gain admittance, if you are a shareholder of record or a proxy holder of a shareholder of record, you must bring a form of personal identification to the Meeting, where your name will be verified against our shareholder list. If a broker or other nominee holds your shares and you plan to attend the Meeting, you should bring a recent brokerage statement showing your ownership of the shares, as well as a form of personal identification. If you are a beneficial owner and plan to vote at the Meeting, you should also bring a proxy card from your broker.

The Board has fixed the close of business on February 27, 2020 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Meetings and at any adjournments or postponements thereof.

The Fund has one class of shares, par value $0.001 per share. Each share of the Fund is entitled to one vote at the Meetings, and fractional shares are entitled to a proportionate share of one vote. On the Record Date, the Fund had 85,407,951 shares issued and outstanding.

Important Notice Regarding the Availability of Proxy Materials for the Meetings to Be Held on May 6, 2020 at 1900 Market Street, Suite 200, Philadelphia, PA 19103. The Proxy Materials and the Fund's most recent annual report for the fiscal year ended October 31, 2019 are available on the Internet at https://www.aberdeenawp.com. The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended October 31, 2019 and any more recent reports, to any Fund shareholder upon request. To request a copy, please write to the Fund c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, PA 19103, or call 1-800-522-5465. You may also call for information on how to obtain directions to be able to attend a Meeting and vote in person.

ANNUAL MEETING PROPOSAL

The Election of Class III Trustees

Pursuant to the Fund's Agreement and Declaration of Trust, the Board is divided into three classes, as nearly equal in number as possible, each of which will serve for three years, with one class being elected each year. If elected, each Trustee is entitled to hold office until the Annual Meeting in the year noted below or until his or her successor is elected and qualifies. Trustees who are deemed "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act), of the Fund, Aberdeen Asset Managers Limited ("AAML" or the "Investment Adviser"), and the Fund's investment sub-adviser, Aberdeen Standard Investments, Inc. (the "Sub-Adviser" or "ASII"), are referred to in this Proxy Statement as "Interested Trustees." Trustees who are not interested persons, as described above, are referred to in this Proxy Statement as "Independent Trustees."

The Board, including the Independent Trustees, upon the recommendation of the Board's Nominating and Corporate Governance Committee, which is composed entirely of Independent Trustees, has nominated the following nominees as Class III Trustees to its Board as follows:

Nancy Yao Maasbach (Class III Trustee, 3-year term ending 2023)
Martin Gilbert (Class III Trustee, 3-year term ending 2023)

The nominees have indicated an intention to serve as a Class III Trustee if elected and have consented to be named in this Proxy Statement.

It is the intention of the persons named as proxies on the enclosed Proxy Card(s) to vote "FOR" the election of the nominees for Class III Trustees to serve for a three-year term. The Board knows of no reason why the nominees would be unable to serve, but in the event of any such inability, the proxies received will be voted for such substituted nominee as the Fund's Board may recommend.

The following tables set forth certain information regarding the nominees for election to the Board of the Fund, Trustees whose terms of office continue beyond the Meetings, and the principal officers of the Fund.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Independent Nominee for Trustee:
Nancy Yao Maasbach** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Class III Trustee	Term expires 2020 Trustee since 2018	Ms. Maasbach is the President of the Museum of Chinese in America since 2015. From 2009 to 2014, she was the executive director of the Yale-China Association, one of the oldest non-profit organizations dedicated to building U.S.-China relations at a grassroots level. Ms. Maasbach has also been a member of the Council on Foreign Relations since 2015.	6	Director of The Asia Tigers Fund, Inc. from 2016 to 2018.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
Interested Nominee for Trustee:
Martin J. Gilbert†† Aberdeen Asset Management PLC 10 Queen's Terrace Aberdeen, Scotland AB10 1YG Year of Birth: 1955	Class III Trustee	Term expires 2020 Trustee since 2018

Mr. Gilbert has been Vice Chairman of Standard Life Aberdeen PLC and Chairman of Aberdeen Standard Investments Inc. since March 2019. He is Co-Founder (and former Chief Executive)of Aberdeen Asset Management PLC, having been a Director since 1983. Mr. Gilbert is Senior Independent Director of Glencore plc and Chairman of the Prudential Regulation Authority's Practitioner Panel, as well as a member of the International Advisory Panel of the Monetary Authority of Singapore and the International Advisory Board of British American Business. He serves as officer and/or director of various Standard Life Aberdeen plc subsidiary companies, Aberdeen- managed investment trusts and funds.

				30	Director of The Asia Tigers Fund, Inc. from 2012 to 2018.
Independent Trustees whose terms of office continue beyond the Annual Meeting:
P. Gerald Malone** † c/o Aberdeen Standard Investments Inc. 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1950	Chairman of the Board; Class II Trustee	Term expires 2022 Trustee since 2018	Currently, Mr. Malone is a non-executive director of a number of U.S. companies and funds. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) from March 2007 until February 2018; and fluidOil Ltd. (oil services) from September 2015 until June 2018; U.S. company Rejuvenan llc (wellbeing services) from December 2015 until September 2017; Chairman of UK company, Ultrasis plc (healthcare software services company) from January 1999 until October 2014.	29	Director of Medality Medical since 2019 and Bionik Laboratories Corporation since 2018. Director of Reguvenan LLC (wellbeing) from 2015 to 2017.

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex* Overseen by Trustee	Other Directorships Held by Trustee During the Past Five Years
John Sievwright** † c/o Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200 Philadelphia, PA 19103 Year of Birth: 1955	Class I Trustee	Term expires 2021 Trustee since 2018	Non-Executive Director of NEX Group plc (2017 to 2018) (financial); Non-Executive Director of ICAP PLC (2009 to 2016) (financial); Non-Executive Independent Director of FirstGroup plc (2002 to 2014)(transport).	6	Director of NEX Group plc. Director of ICAP PLC from 2009 to 2016 and FirstGroup plc from 2002 to 2014.

*  Aberdeen Income Credit Strategies Fund, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (which currently consists of 4 portfolios) , Aberdeen Funds (which currently consists of 22 portfolios) and Aberdeen Standard Investments ETFs (which currently consists of 2 portfolios) have a common investment adviser, or an investment adviser that is affiliated with the Investment Adviser and Sub-Adviser, and may thus be deemed to be part of the same "Fund Complex."

**  Member of the Nominating and Corporate Governance Committee.

†  Member of the Audit and Valuation Committee.

††  Deemed to be an Interested Trustee of the Fund because of his position held with affiliates of the Fund's investment adviser and sub-adviser.

ADDITIONAL INFORMATION ABOUT THE TRUSTEES

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes and skills to serve on the Board. The Board believes that the Trustees' ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Investment Adviser, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board has also considered the contributions that each Trustee can make to the Board and to the Fund.

A Trustee's ability to perform his or her duties effectively may have been attained through the Trustee's executive, business, consulting, and/or legal positions; experience from service as a Trustee of the Fund and other funds/portfolios in the Aberdeen Standard complex, other investment funds, public companies, or non-profit entities or other organizations; educational background or professional training or practice; and/or other life experiences. In this regard, the following specific experience, qualifications, attributes and/or skills apply as to each Trustee in addition to the information set forth in the table above: Ms. Maasbach, financial and research analysis experience in and covering the Asia region and experience in world affairs; Mr. Malone, legal background and public service leadership experience, board experience with other public and private companies, and executive and business consulting experience; Mr. Sievwright, banking and accounting experience and experience as a board member of public companies; Mr. Gilbert is a founder and Chairman of a global asset management company with experience as a board member of other investment trusts and a member of several financial organizations.

The Board believes that the significance of each Trustee's experience, qualifications, attributes or skills is an individual matter (meaning that experience important for one Trustee may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Trustee, or particular factor, being indicative of Board effectiveness. In its periodic self-assessment of the effectiveness of the Board, the Board considers the complementary individual skills and experience of the individual Trustees in the broader context of the Board's overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Fund. References to the qualifications, attributes and skills of Trustees are presented pursuant to disclosure requirements of the Securities and Exchange Commission ("SEC"), do not constitute holding out a Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on a Board by reason thereof.

OFFICERS

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Joseph Andolina** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1978	Chief Compliance Officer; Vice President, Compliance of the Fund	Since 2018

Currently the Head of Conduct & Compliance—Americas and Deputy Chief Risk Officer—Americas for ASII and serves as the Chief Compliance Officer for ASII. Mr. Andolina takes a lead role in the management and implementation of the Americas Risk and Compliance program and supports the group globally on SEC-related matters. Prior to joining the Risk and Compliance Department, he was a member of ASII's Legal Department, where he served as US Counsel since 2012.

Sharon Ferrari** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1977	Assistant Treasurer of the Fund	Since 2018	Currently, Senior Fund Administration Manager US for ASII. Ms. Ferrari joined ASII as a Senior Fund Administrator in 2008.
Alan Goodson** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President of the Fund	Since 2018

Currently, Head of Product & Client Solutions—Americas, overseeing Product Management, Product Development and Client Solutions for ASII's registered and unregistered investment companies in the US, Brazil and Canada. Mr. Goodson joined ASII from PricewaterhouseCoopers in 2000.

Heather Hasson** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1982	Assistant Secretary of the Fund	Since 2018	Currently, Senior Product Manager for ASII since 2009. She joined ASII as a Fund Administrator in 2006.
Bev Hendry** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1953	Vice President of the Fund	Since 2018

Currently Chairman of Americas since 2018. He is a member of the Aberdeen Standard Management Executive Committee and President and Chief Executive Officer of the Aberdeen Funds. Mr. Hendry first Aberdeen in 1987 and helped establish Aberdeen's business in the Americas in Fort Lauderdale. Mr Hendry left Aberdeen in 2008 when the company moved to its headquarters in Philadelphia. Mr Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale where he worked as Chief Operating Officer for 6 years.

Name, Address and Year of Birth	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years
Megan Kennedy** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1974	Vice President and Secretary of the Fund	Since 2018

Currently, Head of Product Management for ASII Ms. Kennedy joined ASII in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.

Andrea Melia** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1969	Treasurer and Principal Accounting Officer of the Fund	Since 2018	Currently, Vice President and Head of Fund Operations, Traditional Assets—Americas and Vice President for ASII Ms. Melia joined ASII in September 2009.
Christian Pittard** Aberdeen Asset Managers Limited Bow Bells House, 1 Bread Street London United Kingdom Year of Birth: 1973	President of the Fund	Since 2018

Currently, Global Head of Product Opportunities for Aberdeen Asset Management PLC. Previously, Trustee and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) of Aberdeen Asset Management Inc.

Lucia Sitar** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1971	Vice President of the Fund	Since 2018	Currently, Vice President and Managing U.S. Counsel for ASII Ms. Sitar joined ASII in July 2007 as U.S. Counsel.
Jon Stewart c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1984	Vice President of the Fund	Since 2019

Currently a portfolio manager on the Global REIT team. He joined ASII in 2015 from Liberum—a boutique investment bank—where he was a sell-side analyst covering listed real estate companies in the UK and Continental Europe.

Svitlana Gubriy** c/o Aberdeen Standard Investments Inc., 1900 Market St, Suite 200 Philadelphia, PA 19103 Year of Birth: 1972	Vice President of the Fund	Since 2018

Currently, Head of Global REIT Funds for ASII. Previously with Standard Life plc, Ms. Gubriy joined ASII as a result of the merger between Aberdeen Asset Management and Standard Life in August 2017. Ms. Gubriy joined Standard Life plc in 2005.

*  Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are elected annually at a meeting of the Board of Trustees.

**  Messrs. Andolina, Cotton, Goodson, Hendry, and Pittard and Mses. Ferrari, Gubriy, Hasson, Kennedy, Melia and Sitar hold one or more officer positions with one or more of the following funds: Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Funds, Aberdeen Investment Funds, Aberdeen Emerging Markets Equity Income Fund, Inc., Aberdeen

Japan Equity Fund, Inc., The India Fund, Inc., Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Standard Investments ETFs, and Aberdeen Income Credit Strategies Fund each of which may be deemed to be part of the same "Fund Complex" as the Fund.

Ownership of Securities

Set forth in the table below is the dollar range of equity securities in the Fund and the aggregate dollar range of equity securities in the Aberdeen Family of Investment Companies (as defined below) beneficially owned by each Trustee or nominee as of March 6, 2020. The following key relates to the dollar ranges in the chart:

A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. Over $100,000

Name of Trustee or Nominee	Dollar Range of Equity Securities Owned of the Fund(1)	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee or Nominee in Family of Investment Companies(2)
Independent Nominee for Trustee:
Nancy Yao Maasbach	B	D
Interested Nominee for Trustee:
Martin Gilbert	B	D
Independent Trustees:
John Sievwright	B	D
P. Gerald Malone	B	D

(1)  This information has been furnished by each Trustee as of March 6, 2020. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act").

(2)  "Family of Investment Companies" means those registered investment companies that share Aberdeen or an affiliate as the investment adviser and that hold themselves out to investors as related companies for purposes of investment and investor services.

As of March 6, 2020, the Fund's Trustees and officers, in the aggregate, owned less than 1% of the Fund's outstanding equity securities. As of March 6, 2020, none of the Independent Trustees or their immediate family members owned any shares of the Investment Adviser or Sub-Adviser or of any person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Investment Adviser or Sub-Adviser.

Mr. Pittard and Ms. Melia serve as executive officers of the Fund. As of March 6, 2020, Mr. Pittard and Ms. Melia did not own shares of the Fund.

BOARD AND COMMITTEE STRUCTURE

The Board of Trustees of the Fund is composed of four Trustees, three of whom are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, its Investment Adviser and its Sub-Adviser (each an "Independent Trustee," and collectively, the "Independent Trustees"). The Fund divides the Board into three classes, each class having a term of three years. Each year, the term of office of one class will expire and the successor(s) elected to such class will serve for a three year term.

The Board has appointed Mr. Malone, an Independent Trustee, as Chairman. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Trustees and management between Board meetings. Except for any duties specified herein, the designation of the Chairman does not impose on such Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.

The Board holds regular quarterly meetings to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged separate, independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established a committee structure that includes an Audit and Valuation Committee and a Nominating and Corporate Governance Committee (each discussed in more detail below) to assist the Board in the oversight and direction of the business affairs of the Fund, and from time to time may establish informal ad hoc committees or working groups to review and address the practices of the Fund with respect to specific matters. The Committee system facilitates the timely and efficient consideration of matters by the Trustees, and facilitates effective oversight of compliance with legal and regulatory requirements and of the Fund's activities and associated risks. The standing Committees currently conduct an annual review of their charters, which includes a review of their responsibilities and operations.

The Nominating and Corporate Governance Committee and the Board as a whole also conduct an annual self-assessment of the performance of the Board, including consideration of the effectiveness of the Board's Committee structure. Each Committee is comprised entirely of Independent Trustees. Each Committee member is also "independent" within the meaning of the NYSE listing standards. The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Independent Trustee as Chairman, is appropriate because it allows the Board to exercise informed and independent judgment over the matters under its purview and it allocates areas of responsibility among the Committees and the full Board in a manner that enhances efficient and effective oversight.

Board and Committee Meetings in Fiscal Year 2019

During the fiscal year ended October 31, 2019, the Board held four quarterly meetings and two special meetings. During such fiscal year, the Trustees serving attended at least 75% of the aggregate number of meetings of the Board and of the Committees of the Board on which they served.

Audit and Valuation Committee

The Board has an Audit and Valuation Committee consisting of all the Independent Trustees. In addition, the members of the Audit and Valuation Committee are also "independent," as defined in the Fund's written Audit and Valuation Committee Charter. The members of the Audit and Valuation Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Sievwright serves as the Chairman of the Audit and Valuation Committee and is the Audit Committee Financial Expert.

The Audit and Valuation Committee oversees the scope of the Fund's audit, the Fund's accounting and financial reporting policies and practices and its internal controls. The Audit and Valuation Committee assists the Board in fulfilling its responsibility for oversight of the integrity of the Fund's accounting, auditing and financial reporting practices, the qualifications and independence of the Fund's independent registered public accounting firm and the Fund's compliance with legal and regulatory requirements. The Audit and Valuation Committee approves, and recommends to the Board for ratification, the selection, appointment, retention or termination of the Fund's independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit and Valuation Committee also approves all audit and permissible non-audit services provided to the Fund by the independent registered public accounting firm and all permissible non-audit services provided by the Fund's independent registered public accounting firm to the Investment Adviser and service providers if the engagement relates directly to the Fund's operations and financial reporting. The Audit and Valuation Committee is also responsible for monitoring the valuation of portfolio securities and other investments. The written Charter for the Audit and Valuation Committee is available at the Fund's website at www.aberdeenawp.com. During the fiscal year ended October 31, 2019, the Audit and Valuation Committee met five times.

Service providers to the Fund, primarily the Investment Adviser, have responsibility for the day-to-day management of the Fund, which includes responsibility for risk management. As an integral part of its responsibility for oversight of the Fund, the Board oversees risk management of the Fund's investment program and business affairs. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers.

Nominating and Corporate Governance Committee; Consideration of Potential Trustee Nominees

The Board has a Nominating and Corporate Governance Committee (the "Nominating Committee") consisting of all the Independent Trustees. The members of the Nominating Committee are Ms. Maasbach, Mr. Malone and Mr. Sievwright. Mr. Malone serves as the Chairman of the Nominating Committee.

The Nominating Committee is responsible for overseeing Board governance and related Trustee practices, including selecting and recommending candidates to fill vacancies on the Board. The Nominating Committee will consider Trustee candidates recommended by shareholders of the Fund. Recommendations for consideration by the Nominating Committee should be sent to the Chairman of the Nominating Committee in writing together with the appropriate biographical information concerning each such recommended nominee. In addition, shareholders may themselves nominate individuals for election to the Board if they follow the advance notice provisions in the Fund's By-Laws, as more fully set forth under "ADDITIONAL INFORMATION—Shareholder Proposals".

In identifying and evaluating nominees for Trustee, the Nominating Committee seeks to ensure that the Board possesses, in the aggregate, the strategic, managerial and financial skills and experience necessary to fulfill its duties and to achieve its objectives, and also seeks to ensure that the Board of Trustees is comprised of trustees who have broad and diverse backgrounds. The Nominating Committee looks at each nominee on a case-by-case basis. In looking at the qualification of each candidate to determine if his or her election would further the goals described above, the Nominating Committee take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills or financial acumen, diversity of viewpoint and industry knowledge. However, the Board believes that to be recommended as a nominee, whether by the Nominating Committee or at the suggestion of a shareholder, each candidate must: (1) display the highest personal and professional ethics, integrity and values; (2) have the ability to exercise sound business judgment; (3) be highly accomplished in his or her respective field; (4) have relevant expertise and experience; (5) be able to represent all shareholders and be committed to enhancing long-term shareholder value; and (6) have sufficient time available to devote to activities of the Board and enhance his or her knowledge of the Fund's business. The Nominating Committee met two times during the fiscal year ended October 31, 2019. The Board has adopted a written Charter for the Nominating Committee, which is available at the Fund's website at www.aberdeenawp.com.

Board Oversight of Risk Management

The Fund is subject to a number of risks, including, among others, investment, compliance, operational and valuation risks. Risk oversight forms part of the Board's general oversight of the Fund and is addressed as part of various Board and Committee activities. The Board has adopted, and periodically reviews, policies and procedures designed to address these risks. Different processes, procedures and controls are employed with respect to different types of risks. Day-to-day risk management functions are subsumed within the responsibilities of the Fund's Investment Adviser, who carries out the Fund's investment management and business affairs, and other service providers in connection with the services they provide to the Fund. The Investment Adviser and other service providers have their own, independent interest in risk management, and their policies and methods of risk management will depend on their functions and business models. As part of its regular oversight of the Fund, the Board, directly and/or through a Committee, interacts with and reviews reports from, among others, the Investment Adviser and the Fund's other service providers (including the Fund's transfer agent), the Fund's Chief Compliance Officer, the Fund's independent registered public accounting firm, legal counsel to the Fund, and internal auditors, as appropriate, relating to the operations of the Fund. The Board also requires the Investment Adviser to report to the Board on other matters relating to risk management on a regular and as-needed basis. The Board recognizes that it may not be possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.

Communications with the Board of Trustees

Shareholders who wish to communicate with Board members with respect to matters relating to the Fund may address their written correspondence to the Board as a whole or to individual Board members c/o Aberdeen Standard Investments Inc., at 1900 Market Street, Suite 200, Philadelphia, PA 19103, or via e-mail to the Trustee(s) c/o Aberdeen Standard Investments Inc. at Investor.Relations@aberdeenstandard.com.

Trustees Attendance at Annual Meetings of Shareholders

The Fund has not established a formal policy with respect to Trustee attendance at annual meetings of shareholders.

REPORTS OF THE AUDIT AND VALUATION COMMITTEE; INFORMATION REGARDING THE FUND'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting held on December 10, 2019, the Board, including a majority of the Trustees who are not "interested persons," as defined under the 1940 Act, selected KPMG LLP ("KPMG") to act as the independent registered public accounting firm for the Fund for the fiscal year ending October 31, 2020. Although it is not expected that a representative of KPMG will attend the Meetings, a representative will be available by telephone to make a statement to the shareholders, if the representative wishes to do so, and to respond to shareholder questions, if any.

The Fund's financial statements for the fiscal year ended October 31, 2019 were audited by KPMG. The Audit and Valuation Committee has reviewed and discussed the audited financial statements of the Fund with management of the Fund. The Audit and Valuation Committee has received the written disclosures and the letter from KPMG required by The Public Company Accounting Oversight Board ("PCAOB") Rule 3526 (PCAOB Rule 1, Communication with Audit Committees Concerning Independence), as may be modified or supplemented, and has discussed with KPMG its independence with respect to the Fund. The Fund knows of no direct financial or material indirect financial interest of KPMG in the Fund. The Audit and Valuation Committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. Based on the foregoing review and discussions, the Audit and Valuation Committee recommended to the Board that the audited financial statements of the Fund for the fiscal year ended October 31, 2019 be included in the Fund's most recent annual report filed with the SEC.

John Sievwright, Chairman of the Audit and Valuation Committee
Nancy Yao Maasbach, Member of the Audit and Valuation Committee
P. Gerald Malone, Member of the Audit and Valuation Committee

The following table sets forth the aggregate fees billed for professional services rendered by KPMG during the Fund's two most recent fiscal years ended October 31:

	2019	2018
Audit Fees	$47,852	$47,852
Audit-Related Fees	$0	$0
Tax Fees(1)	$8,250	$8,250
All Other Fees	$0	$0
Total	$56,102	$56,102

(1)  Services include tax services in connection with the Fund's excise tax calculations and review of the Fund's applicable tax returns.

The Audit and Valuation Committee is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the Fund and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to the Fund's Investment Adviser, and any service provider to a Fund controlling, controlled by or under common control with the Fund's Investment Adviser that provided ongoing services to the Fund ("Covered Service Provider"), if the engagement relates directly to the operations and financial reporting of the Fund. The aggregate fees billed by KPMG for non-audit services rendered to the Fund, the Investment Adviser and any Covered Service Providers for the fiscal year ended October 31, 2019 was $620,687, and for the fiscal year ended October 31, 2018 was $764,339.

All of the services described in the table above were pre-approved by the Audit and Valuation Committee.

The Audit and Valuation Committee has adopted an Audit Committee Charter that provides that the Audit and Valuation Committee shall annually select, retain or terminate, and recommend to the Independent Trustees for their ratification, the selection, retention or termination, the Fund's independent auditor and, in connection therewith, evaluate the terms of the engagement (including compensation of the auditor) and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the Investment Adviser, and receive the independent auditor's specific representations as to its independence, delineating all relationships between the independent auditor and the Fund, consistent with the Independent Standards Board ("ISB") Standard No. 1. The Audit and Valuation Committee Charter also provides that the Committee shall review in advance, and consider approval of, any and all proposals by Fund management or the Investment Adviser that the Fund, Investment Adviser or their affiliated persons, employ the independent auditor to render "permissible non-audit services" to the Fund and to consider whether such services are consistent with the independent auditor's independence.

The Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Investment Adviser and any entity controlling, controlled by, or under common control with these entities that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence and has concluded that it is independent.

COMPENSATION

The following table sets forth information regarding compensation of Trustees from the Fund and total compensation from the Fund Complex for the fiscal year ended October 31, 2019. All officers of the Fund are employees of and are compensated by either: AAML, the Fund's Investment Adviser; ASII, the Fund's Sub-Adviser;

or their affiliates. None of the Fund's executive officers or Trustees who are also officers or directors of AAML or ASII received any compensation from the Fund for such period. The Fund does not have any bonus, profit sharing, pension or retirement plans.

Name of Trustee:	Aggregate Compensation From Fund for Fiscal Year Ended October 31, 2019	Total Compensation From Fund and Fund Complex Paid To Trustee*
Independent Nominee:
Nancy Yao Maasbach	$17,467	$195,696
Interested Nominee:
Martin Gilbert	$0	$0
Independent Trustees:
P. Gerald Malone	$19,139	$400,000
John Sievwright	$19,139	$117,500

*  See the "Trustees" table for the number of Funds within the Fund Complex that each Trustee serves.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, as applied to the Fund, require the Fund's officers and Trustees, certain officers and directors of the investment advisers, affiliates of the investment advisers, and persons who beneficially own more than 10% of the Fund's shares to electronically file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE.

Based solely on the Fund's review of such forms filed on EDGAR or written representations from reporting persons that all reportable transactions were reported, to the knowledge of the Fund, during the fiscal year ended October 31, 2019, the Fund's officers, Trustees and greater than 10% owners timely filed all reports they were required to file under Section 16(a).

Relationship of Trustees or Nominees with the Investment Adviser

AAML serves as Investment Adviser to the Fund pursuant to an advisory agreement dated May 4, 2018. AAML, with its registered office at 10 Queen's Terrace, Aberdeen, Scotland AB10 1YG, is a corporation organized under the laws of Scotland and a U.S. registered investment adviser. AAML provides equity, fixed income and real estate advisory services, as well as alternative strategies. Mr. Martin Gilbert, a Trustee of the Fund, also serves as Chairman and an Executive Director of Standard Life Aberdeen plc. Mr. Gilbert is also a shareholder of Standard Life Aberdeen plc. Mr. Jeffrey Cotton, who serves as an officer of the Fund, also serves as a director and officer of AAML.

ASII serves as Sub-Adviser to the Fund pursuant to a sub-advisory agreement dated May 4, 2018. ASII is a Delaware corporation with its principal business office located at 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103. Messrs. Andolina, Goodson, Hendry and Mmes. Melia and Sitar, who serve as officers of the Fund, are also directors and/or officers of ASII.

In rendering investment advisory services, ASII and AAML may use the resources of investment advisor subsidiaries of Standard Life Aberdeen. These affiliates have entered into a memorandum of understanding/personnel sharing procedures pursuant to which investment professionals from each affiliate may render portfolio management and research services to US clients of the Standard Life Aberdeen affiliates, including the Fund, as associated persons of the Investment Adviser or Sub-Adviser. No remuneration is paid by the Fund with respect to the memorandum of understanding/personnel sharing arrangements.

THE FUND'S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES AS CLASS III TRUSTEES.

SPECIAL MEETING PROPOSALS

PROPOSAL 1

APPROVAL OF AMENDED FUNDAMENTAL INVESTMENT OBJECTIVES

The 1940 Act requires registered investment companies, like the Fund, to have "fundamental" investment policies governing specified investment practices. Investment companies may also voluntarily designate policies relating to other investment practices as fundamental. "Fundamental" investment policies can be changed only by a shareholder vote. The Fund's investment objectives have been designated as "fundamental" and, therefore, they may not be changed without approval from the Fund's shareholders. The Board has approved changes to the Fund's fundamental investment objectives, subject to shareholder approval. Accordingly, shareholders are being asked to approve a change in the Fund's investment objectives as set out below

Current investment objectives:

•  The Fund's primary investment objective is capital appreciation. The Fund's secondary investment objective is high current income.

Proposed investment objective:

•  The Fund seeks high current income and capital appreciation.

The Board and the Fund's portfolio management team believe that the changes will help to highlight the income component of the Fund and to be more in line with its closed-end fund peers. Because the Fund already has income as a secondary objective and the portfolio management team is not proposing substantive changes to the way it manages the Fund, the portfolio management team does not believe that the changes to the Fund's investment objectives will result in a meaningful change to the Fund's holdings or risk profile. The Fund's portfolio management team currently pursues both income and capital appreciation. However, the Fund's portfolio management team will seek to increase the Fund's yield over time through the increased use of leverage, which will subject the Fund to leverage risks, as described in more detail under Proposal 2 further below.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 1.

PROPOSAL 2

APPROVAL OF AMENDED FUNDAMENTAL INESTMENT RESTRICTION RELATED TO BORROWING

As noted under Proposal 1, the 1940 Act requires registered investment companies, like the Fund, to have "fundamental" investment policies governing specified investment practices. "Fundamental" investment policies can be changed only by a shareholder vote. The 1940 Act requires a fund to recite in its registration statement, among other things, its policy related to borrowing.

Currently, the Fund has a fundamental investment restriction that limits the Fund from borrowing more than 10% of the value of the Fund's total assets for investment purposes. The Fund's portfolio management team proposes to increase the Fund's use of leverage for investment purposes in excess of this 10% limit. In order to permit the Fund to do so, the Fund's Board has approved amending the Fund's fundamental investment restriction related to borrowing to permit the Fund to borrow for investment purposes up to the limit imposed by the 1940 Act, which is 33 1/3% of the value of the Fund's total assets, and is asking shareholders of the Fund to approve the proposed change.

The current and proposed fundamental investment restrictions related to borrowing are set out below:

Current Fundamental Investment Restriction:	Proposed Fundamental Investment Restriction:

The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"). Although it has no current intention to do so, the Fund may borrow money for investment purposes, commonly referred to as leverage, in an amount up to 10% of the Fund's managed assets. In addition, the Fund may borrow money for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities. The 1940 Act currently requires that any indebtedness incurred by a closed-end investment company have an asset coverage of at least 300%. The Fund may not pledge, mortgage, hypothecate or otherwise encumber its assets, except to secure permitted borrowings and to implement collateral and similar arrangements incident to permitted investment practices.

The Fund may not borrow money, except as permitted by the Investment Company Act of 1940 (the "1940 Act"), or any rule, order or interpretation thereunder.

The Investment Adviser believes that the increased use of leverage may provide positive absolute return in the long term and potentially increased income and would thereby be beneficial to shareholders. The Fund's portfolio management team currently uses leverage for investment purposes in the amount of approximately 6%-8% of the Fund's total assets. If Proposal 2 is approved by shareholders, the portfolio management team anticipates using leverage in the amount of approximately 20% of the Fund's total assets, under normal market conditions. The Fund's portfolio management team currently intends to use leverage opportunistically and to seek to reduce the Fund's leverage usage during times of heightened market volatility. Depending on market conditions, the portfolio management team may choose not to use any leverage or may instead borrow more than 20% of the Fund's total assets (but not to exceed 33 1/3%). The risks of leverage use are described below.

The Fund intends to use leverage through borrowing from a credit facility. The Fund is permitted to engage in other transactions, such as reverse repurchase agreements and issuance of debt securities or preferred securities, which have the effect of leverage, but currently has no intention to do so.

Costs associated with the use of leverage are excluded from expenses limited by the Expense Limitation Agreement between the Fund and AAML. The costs of leverage, which would be dependent on the commercial terms of the leverage facility entered into with a bank, would increase the gross and net total expense ratio of the Fund as shown in more detail below under "Summary of Fund Expenses". Any leverage arrangements entered into by the Fund would be subject to approval by the Fund's Board.

In addition, pursuant to the Fund's Investment Advisory Agreement with the Investment Adviser, advisory fees are paid on the basis of the Fund's assets, including borrowed assets. More specifically, the Fund will pay to the Investment Adviser a monthly fee computed at the annual rate of 1.00% of the Fund's average daily "Managed

Assets." The Fund's "Managed Assets" means the total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund's investment objectives and policies, and/or (iv) any other means. As a result, the advisory fees payable by the Fund, and received by AAML, will increase with the Fund's use of leverage.

Although the Fund already uses leverage, if Proposal 2 is approved by shareholders, the Fund will have increased exposure to the risks of leverage, which are described below.

More about Leverage and Leverage Risk

Under the 1940 Act, the Fund is not permitted to issue senior securities if, immediately after the issuance of such senior securities, the Fund would have an asset coverage ratio (as defined in the 1940 Act) of less than 300% with respect to senior securities representing indebtedness (i.e., for every dollar of indebtedness outstanding, the Fund is required to have at least three dollars of assets) or less than 200% with respect to senior securities representing preferred stock (i.e., for every dollar of preferred stock outstanding, the Fund is required to have at least two dollars of assets). The 1940 Act also provides that the Fund may not declare distributions or purchase its stock (including through tender offers) if, immediately after doing so, it will have an asset coverage ratio of less than 300% or 200%, as applicable. Under the 1940 Act, certain short-term borrowings (such as for cash management purposes) are not subject to these limitations if (i) repaid within 60 days, (ii) not extended or renewed and (iii) not in excess of 5% of the total assets of the Fund.

The Fund is permitted, although it currently does not intend, to engage in leverage through the issuance of preferred stock.

Leverage involves certain additional risks, including the risk that the cost of leverage may exceed the return earned by the Fund on the proceeds of such leverage. The use of leverage will increase the volatility of changes in the Fund's net asset value, market price and distributions. In the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

In addition, funds borrowed pursuant a credit facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. In the event of an event of default under a loan facility, lenders may have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. A leverage facility agreement may include covenants that impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments or derivatives, which are more stringent than those imposed on the Fund by the 1940 Act. However, because the Fund's use of leverage is expected to be relatively modest and flexible in approach and the Fund generally is not expected to engage in derivatives transactions, the Investment Adviser currently does not believe that these restrictions would significantly impact its management of the Fund.

The following tables illustrate the effect of leverage on returns from an investment in the Fund's common shares, based on (1) the actual amount of borrowings incurred by the Fund as of the end of its most recent fiscal year, October 31, 2019, which represented approximately 6.3% of the average daily value of the Fund's Managed Assets, and (2) borrowings representing 20% of the average daily value of the Fund's Managed Assets, as set forth in this Proposal 2, in each case at an average annual interest rate of 3.17% and assuming annual returns on the

Fund's portfolio (net of expenses) of -10%, -5%, 0%, 5% and 10%. The calculations in the tables below are hypothetical, and actual returns may be higher or lower than those appearing in the tables below.

	Effects of Leverage Based on the Actual Amount of Borrowings Incurred by the Fund as of October 31, 2019
Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(10.20)%	(5.20)%	(0.20)%	4.80%	9.80%

Based on outstanding indebtedness of $37,522,433 (representing approximately 6.3% of the average daily value of the Fund's Managed Assets) as of October 31, 2019, and the average annual interest rate of 3.17%, the Fund's investment portfolio at fair value would have had to produce an annual return of approximately 0.20% to cover annual interest payments on the outstanding debt.

	Effects of Leverage Based on the Pro Forma Amount of Borrowings Proposed to be Incurred by the Fund under Proposal 2
Assumed annual returns on the Fund's portfolio (net of expenses)	(10)%	(5)%	0%	5%	10%
Corresponding return to common shareholder	(10.85)%	(5.85)%	(0.85)%	4.15%	9.15%

Based on estimated indebtedness of $140,700,000 (representing approximately 20% of the average daily value of the Fund's Managed Assets), and an average annual interest rate of 3.17%, the Fund's investment portfolio at fair value would have to produce an annual return of approximately 0.85% to cover annual interest payments on the estimated debt.

Summary of Fund Expenses

The following table illustrates the anticipated difference in the total annual operating expense ratio of the Fund as a result of the proposed increase in the use of leverage. The tables set forth (i) the actual total annual operating expense ratio for the Fund for the fiscal year ended October 31, 2019; and (ii) the estimated pro forma total annual operating expense ratio for the Fund for as if the Fund had utilized leverage in the amount of 20% of the Fund's Managed Assets during the fiscal year ended October 31, 2019.

Shareholder Transaction Expenses	Current		Pro forma
Maximum Sales Load imposed on purchases of common shares(a)	None		None
Dividend Reinvestment and Cash Purchase Plan Fees(b)
Cash Purchase Plan Fees
One-time enrollment fee	$0		$0
Transaction fee per purchase (per share)	$0.02		$0.02
Fee for cash purchase by check	$5		$5
One-time fee for online bank debit	$5		$5
Fee for auto debit from checking/savings account	$2.50		$2.50
Dividend Reinvestment Plan (DRP) Fees
Transaction fee per sale (per share)	$0.12		$0.12
Fee for sale by batch order	$10		$10
Fee for sale by market order	$25		$25
DRP transaction fee (per share)(c)	$0.02		$0.02
Annual Total Expenses (as a percentage of average net assets attributable to common shares)
Investment Management Fees	1.06%		1.25	%(d)
Interest Payments on Borrowed Funds	0.18	%(e)	0.79	%(f)
Other Expenses	0.18%		0.18%
Total Annual Fund Operating Expenses	1.42%		2.22%
Less: Expense Waivers	0.05	%(g)	0.24	%(g)
Total Annual Fund Operating Expenses After Expense Waivers	1.37%		1.98%

(a)  Common shares are not available for purchase from the Fund but may be purchased on the NYSE through a broker-dealer subject to individually negotiated commission rates. Common shares purchased in the secondary market may be subject to brokerage commissions or other charges.

(b)  Pursuant to the Fund's dividend reinvestment and cash purchase plan that went into effect for the Fund on February 28, 2020, shareholders of the Fund who participate in the plan may be subject to fees on certain transactions, as noted herein.

(c)  The Dividend Reinvestment Plan (DRP) transaction fee includes any and all brokerage commissions incurred by the plan agent as a result of open market purchases made in connection with the reinvestment of dividends and distributions.

(d)  The Investment Adviser receives a monthly fee at an annual rate of 1.00% of the Fund's average daily Managed Assets. The advisory fee percentage calculation assumes the use of leverage by the Fund as discussed in note (f).

(e)  The Fund has entered into a lending agreement with BNP Paribas Prime Brokerage International Ltd. ("BNPP PB") which allows the Fund to borrow on an uncommitted and secured basis (the "Credit Facility"). The terms of the lending agreement indicate the rate to be the Federal Funds rate plus 0.85% per annum on amounts borrowed. The Credit Facility provides a secured, uncommitted line of credit for the Fund where selected Fund assets are pledged against advances made to the Fund. The Fund has granted a security interest in all pledged assets used as collateral to BNPP PB. Based on the Fund's actual leverage use for the fiscal year ended October 31, 2019, the Fund had $37,522,433 in borrowings outstanding under its Credit Facility (representing approximately 6.3% of the average daily value of the Fund's Managed Assets during such period) at an average annual interest rate of 3.17%.

(f)  For purposes of preparing this table, the Fund has assumed that it will use leverage through bank borrowings representing in the aggregate 20% of the average daily value of the Fund's Managed Assets (including the assets subject to, and obtained with the proceeds of, such borrowings) at an average annual interest rate of 3.17% and at terms similar to the Fund's existing Credit Facility. There can be no assurances that the Fund will maintain that level of borrowing at all time, that the terms under which the Fund borrows will not change, or that the Fund's use of leverage will be profitable.

(g)  Effective May 4, 2018, AAML entered into a written contract (the "Expense Limitation Agreement") with the Fund that is effective through May 4, 2020. On March 17, 2020, the Board approved the extension of the Expense Limitation Agreement until June 30, 2021. The Expense Limitation Agreement limits the total ordinary operating expenses of the Fund (excluding any leverage costs, taxes, interest, brokerage commissions and any non-routine expenses) from exceeding 1.19% of the average daily net assets of the Fund on an annualized basis. AAML may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when AAML limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause the Fund to exceed the lesser of the applicable expense limitation in the Agreement at the time the fees were limited or expenses were paid or the applicable expense limitation in effect at the time the expenses are being recouped by AAML, and the payment of such reimbursement is approved by the Board on a quarterly basis (the "Reimbursement Requirements").

Expense Example

The following example is intended to help you compare the costs of investing in the common shares of the Fund pro forma with the costs of investing in the Fund currently. An investor in common shares of the Fund would pay the following expenses on a $1,000 investment, assuming (1) the total annual operating expense ratios set forth in the "Summary of Fund Expenses" above and (2) a 5% annual return throughout the period.

	1 Year	3 Years	5 Years	10 Years
Current(1)	$14	$44	$77	$170
Pro Forma(2)	$20	$67	$117	$254

(1)  The Fund's current total annual operating expense ratio includes actual leverage costs incurred during the fiscal year ended October 31, 2019, during which the Fund had bank borrowings representing approximately 6.3% of the average daily value of the Fund's Managed Assets at an average annual interest rate of 3.17%.

(2)  The pro forma total annual operating expense ratio includes estimated leverage costs assuming the use of leverage through bank borrowings representing in the aggregate 20% of the average daily value of the Fund's Managed Assets at an average annual interest rate of 3.17%.

THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" PROPOSAL 2.

Proposals 1 and 2 are not contingent upon each other. If either Proposal 1 or 2 is not approved by shareholders, the Fund will make those changes that were approved by shareholders and will not implement the changes that did not receive shareholder approval. If neither Proposal is approved, the Fund will continue to operate pursuant to its current investment objectives and fundamental investment policy related to borrowing.

ADDITIONAL INFORMATION

Administrator. State Street Bank & Trust Company, located at 1 Heritage Drive, 3rd Floor, North Quincy, MA 02171, serves as administrator to the Fund.

Expenses. The Investment Adviser, or an affiliate, will bear the fees and expenses incurred by the Fund in connection with the Proposals (including, but not limited to, proxy and proxy solicitation costs, printing costs, expenses of holding additional Board and shareholder meetings and related legal fees) by waiving fees or reimbursing expenses because the Fund's expenses currently exceed the expense limitation set forth in the Expense Limitation Agreement between the Investment Adviser and the Fund. The Expense Limitation Agreement may not be terminated without approval of the Independent Trustees prior to June 30, 2021. The Investment Adviser may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Investment Adviser limited the fees or reimbursed the expenses; provided that the Reimbursement Requirements are met. Solicitation costs may include (a) printing and mailing of this Proxy Statement and accompanying material, (b) reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Fund's shares, (c) payment to AST for its services in soliciting proxies for the Special Meeting and (d) payment of the costs associated with supplementary solicitations to submit proxies for the Special Meeting.

Total costs of the Proposals is estimated to be approximately $270,000, including costs related to the proxy solicitor. AST Fund Solutions, LLC ("AST") has been retained to assist in the solicitation of proxies.

Solicitation and Voting of Proxies. Solicitation of proxies is being made primarily by the mailing of this Proxy Statement with its enclosures on or about March 23, 2020. As mentioned above, AST has been engaged to assist in the solicitation of proxies. As the date of the Meetings approach, certain shareholders of the Fund may receive a call from a representative of AST, if the Fund has not yet received their vote. Authorization to permit AST to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with procedures that management of the Fund believes are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

Beneficial Owners. Based upon filings made with the SEC, as of February 28, 2020, the following table shows certain information concerning persons who may be deemed beneficial owners of 5% or more of the shares of the Fund because they possessed or shared voting or investment power with respect to the Fund's shares:

Name and Address	Number of Shares Beneficially Owned	Percentage of Shares
First Trust Advisors LP 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	9,539,016	11.7%

This information is based on publicly available information in Schedule 13D and 13G disclosures filed with the SEC.

Shareholder Proposals. Any Rule 14a-8 shareholder proposal to be considered for inclusion in the Fund's proxy statement and form of proxy for the annual meeting of shareholders to be held in 2021 should be received by the Secretary of the Fund no later than January 6, 2021. There are additional requirements regarding proposals of shareholders, and a shareholder contemplating submission of a proposal for inclusion in the Fund's proxy materials is referred to Rule 14a-8 under the 1934 Act.

Non-Rule 14a-8 proposals of business to be considered by the Fund's shareholders may be made at an annual meeting of shareholders (1) by or at the direction of the Board of Trustees or (2) by any shareholder of the Fund who was a shareholder of record from the time the shareholder gave notice as provided in the Fund's By-Laws to the time of the annual meeting, who is entitled to vote at the annual meeting on any such business and who has complied with the By-Laws. Pursuant to the Fund's By-Laws, for any such business to be properly brought before an annual meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the Fund and such business must otherwise be a proper matter for action by the shareholders. To be timely, a shareholder's notice shall set forth all information required under the Fund's By-Laws and shall be delivered to the Secretary of the Fund at the principal executive office of the Fund neither earlier than 9:00 a.m., Eastern Time, on the 150th day nor later than 5:00 p.m., Eastern Time, on the 120th day before the first anniversary of the date of the proxy statement for the preceding year's annual meeting; provided, however, that in the event the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, or in the event that no annual meeting was held the preceding year, notice by the shareholder will be timely if so delivered not later than 5:00 p.m., Eastern Time, on the tenth day following the day on which public announcement of the date of such annual meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a shareholder's notice as described above.

On February 7, 2020, the Fund announced the date of the Meetings and noted that based on the shareholder's notice described above, each shareholder had an opportunity to submit Rule 14a-8 proposals by February 21, 2020 and Non-Rule 14a-8 proposals by February 17, 2020. The Fund did not receive notice of any proposed matter to be submitted by shareholders for a vote at the Meetings and, therefore, in accordance with Rule 14a-4(c) under the 1934 Act, any proxies held by persons designated as proxies by the Board and received in respect of the Meetings will be voted in their discretion on such other matter which may properly come before a Meeting.

In accordance with Rule 14a-4(c), the Fund may exercise discretionary voting authority with respect to any shareholder proposals for this Annual Meeting not included in the proxy statement and form of proxy card which are not submitted to the Fund within the time-frame indicated above. Discretionary voting authority is the ability to vote proxies that shareholders have executed and returned to the Fund on matters not specifically reflected on the form of proxy card.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETINGS AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARDS AND RETURN THEM IN THE ENCLOSED ENVELOPE(S). NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Delivery of Proxy Statement

Unless the Fund has received contrary instructions from shareholders, only one copy of this Proxy Statement may be mailed to households, even if more than one person in a household is a shareholder of record. If a shareholder needs an additional copy of this Proxy Statement, please contact the Fund at 1-800-522-5465. If any shareholder does not want the mailing of this Proxy Statement to be combined with those for other members of its household, please contact the Fund in writing at: 1900 Market Street, Suite 200, Philadelphia, PA 19103 or call the Fund at 1-800-522-5465.

Other Business

The Investment Adviser knows of no business to be presented at the Meetings, other than the Proposals set forth in this Proxy Statement, but should any other matter requiring the vote of shareholders arise, the proxies will vote thereon according to their discretion.

By order of the Board of Trustees,

/s/ Megan Kennedy

Megan Kennedy

Vice President and Secretary

Aberdeen Global Premier Properties Fund

Form of Proxy Card for Common Shareholders for Annual Meeting

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 6, 2020

Please detach at perforation before mailing.

PROXY	ABERDEEN GLOBAL PREMIER PROPERTIES FUND ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Global Premier Properties Fund, revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Global Premier Properties Fund which the undersigned is entitled to vote, at the Annual Meeting of Shareholders to be held on Wednesday, May 6, 2020, at 11:00 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment or postponement thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the nominees for trustees.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

AWP_31211_030920_A

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Global Premier Properties Fund

Annual Meeting of Shareholders to Be Held on Wednesday, May 6, 2020, at 11:00 a.m. (Eastern Time)

The Notice of Annual Meeting, Proxy Statement and Proxy card for this meeting are available at:

http://www.aberdeenAWP.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Annual Meeting and Proxy Statement dated March 17, 2020 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NOMINEES FOR TRUSTEES IN THE PROPOSAL.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposal

1.	To elect two Class III Trustees to the Board of Trustees to serve until the 2023 Annual Meeting of Shareholders.

		FOR	WITHHOLD
01.	Nancy Yao Maasbach	☐	☐
02.	Martin J. Gilbert	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	AWP1 31211	M xxxxxxxx	+

Form of Proxy Card for Common Shareholders for Special Meeting

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting 1900 Market Street, Suite 200 Philadelphia, PA 19103 on May 6, 2020

Please detach at perforation before mailing.

PROXY	ABERDEEN GLOBAL PREMIER PROPERTIES FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 6, 2020

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of Aberdeen Global Premier Properties Fund, revoking previous proxies, hereby appoints Alan Goodson, Megan Kennedy and Heather Hasson, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Aberdeen Global Premier Properties Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on Wednesday, May 6, 2020, at 11:30 a.m. Eastern Time, at the offices of Aberdeen Standard Investments Inc., 1900 Market Street, Suite 200, Philadelphia, Pennsylvania 19103, and at any adjournment or postponement thereof as indicated on the reverse side.

In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting or any adjournment or postponement thereof.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement is hereby acknowledged. If this Proxy is executed but no instructions are given, the votes entitled to be cast by the undersigned will be cast “FOR” the proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

AWP_31211_022120_S

PLEASE SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Aberdeen Global Premier Properties Fund

Special Meeting of Shareholders to Be Held on Wednesday, May 6, 2020, at 11:30 a.m. (Eastern Time)

The Notice of Special Meeting, Proxy Statement and Proxy card for this meeting are available at:

http://www.aberdeenAWP.com

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

In their discretion, the proxy holders are authorized to vote upon the matters set forth in the Notice of Special Meeting and Proxy Statement dated March 17, 2020 and upon all other such matters as may properly come before the meeting or any adjournment or postponement thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE:  ☒

A	Proposals

		FOR	AGAINST	ABSTAIN
1.	To amend the Fund’s fundamental investment objectives.	☐	☐	☐

2.	To amend the Fund's fundamental investment restriction related to borrowing.	☐	☐	☐

B	Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note:	Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /

Scanner bar code

xxxxxxxxxxxxxx	AWP2 31211	M xxxxxxxx	+